Exhibit 99.1
NASDAQ: NAUH Investor Presentation June 2013 You deserve an education. We provide the opportunity.
2 Safe Harbor This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, about National American University Holdings, Inc. and its affiliated entities (the "Company"). Forward-looking statements are statements that are not historical facts. Such forward-looking statements, based upon the current beliefs and expectations of the Company's management, are subject to risks and uncertainties, which could cause actual results of the Company to differ from any future results expressed or implied by such forward-looking statements. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: future operating or financial results; uncertainties regarding the strength of the future growth of the education industry; uncertainties regarding the availability of student loans and other financing sources primarily used for tuition; continued compliance with government regulations; changing legislative or regulatory environments; management of growth; intensity of competition; the availability of cash to pay dividends, the ability to meet debt obligations or obtain additional financing to fund operations and/or acquisitions; general market conditions; changing interpretations of generally accepted accounting principles; and general economic conditions, as well as other relevant risks detailed in the Company's filings with the Securities and Exchange Commission, including its report on Form 10-K for the period ended May 31, 2012. The information set forth herein should be read in light of such risks. The Company does not undertake any obligation to update anyone with regard to the forward-looking statements.
3 NAUH OVERVIEW
4.3% dividend yield* 4 Key Takeaways Continued Enrollment Growth (slides 10-13) Focus on Vertical Growth (slides 16-18) Shareholder Friendly (slide 36) Strong Financial Growth (slide 30) *At 4/8/2013
5 National American University Holdings, Inc., through its wholly owned subsidiary, operates National American University (NAU), a regionally accredited, proprietary, multi- campus institution of higher learning offering associate, bachelor's, and master's degree programs in technical and professional disciplines Offers degree programs in on-ground and online formats, and combination of both, providing students increased flexibility to take courses at times and places convenient to their busy lifestyles Has 37 physical locations (three pending approvals) in the Midwest and growing, as of 4/3/2013 NAUH At-A-Glance NAUH At-A-Glance Industry Education Headquarters Rapid City, South Dakota Employees 1,500+ (as of 2/28/2013) Fiscal Year End May 31 Company Overview
6 Financial Highlights/Valuation Metrics Select Financial Info for the TTM ended 2/28/2013: Select Financial Info for the TTM ended 2/28/2013: Total Revenue $129.1 million Net Income Attributable to NAUH $5.9 million Diluted EPS $0.22 Cash/Short-term Investments $33.1 million (at 2/28/2013) Total Property and Equipment $45.1 million (at 2/28/2013) Stock Info/Valuation Metrics (as of 2/28/2013 unless otherwise noted) Stock Info/Valuation Metrics (as of 2/28/2013 unless otherwise noted) Stock Info/Valuation Metrics (as of 2/28/2013 unless otherwise noted) Stock Info/Valuation Metrics (as of 2/28/2013 unless otherwise noted) Stock Price $3.78 (at 5/31/2013) Market Cap $96.7 million (at 5/31/2013) Shares Outstanding 25.6 million Book Value Per Share $2.04 PE (ttm) 17x EV (ttm) $63.6 million Dividend (mrq) $0.04 Dividend Yield 4.3%
7 Post-secondary education company catering to the non-traditional student, typically in his/her early 30s, seeking to complete a degree either for the first time or in a new field, while also juggling pressures of family obligations and work commitments Regionally accredited by the Higher Learning Commission; various programmatic accreditations Associate, bachelor's, and master's degree programs and select industry-focused diplomas Flexible course and program delivery: on-ground, online, or a combination of both 37 physical locations (three pending approvals) in the Midwest and growing, as of 4/3/2013 Growth primarily driven by: Continued investment in the expansion and development of physical locations and academic programs Improved enrollment management system and recruitment processes Quality academic programming Economic conditions History of Organic Growth, Education that Caters to the Working Adult Operating Highlights
8 FY 2013 Q3 revenues increased 7.1% to $32.1 million from $29.9 million in prior-year period FY 2013 Q3 income before non-controlling interest and taxes increased 127% to $2.7 million from $1.2 million in prior-year period $33.1 million in cash and short-term investments, no long-term debt at 2/28/2013 Dividend-paying company (MRQ: $0.04 per share) Proven management team with extensive experience in the post-secondary education industry Solid Financials, Well Capitalized, Experienced Management Investment Highlights
9 Experienced Management Team Dr. Ronald Shape Chief Executive Officer Dr. Jerry L. Gallentine President Dr. Sam Kerr Chief Operating Officer Ms. Venessa Green Chief Financial Officer Dr. Robert Paxton President-Online Learning, NAU Ms. Michaelle Holland President of Campus Operations Mr. Scott Toothman VP of Institutional Support & Military Services Dr. Rick Upchurch Executive Vice President Institutional Effectiveness Mr. John Buxton Chief Information Officer
Credit Hours 10 Enrollment by Credit Hour FY 2008 169,670 FY 2009 203,114 19.7% YoY growth FY 2010 276,125 35.9% YoY growth FY 2011 337,558 22.2% YoY growth FY 2012 372,097 10.2% YoY Growth (CHART) Est. FY 2013 392,284 5.4% YoY Growth
11 Enrollment Breakout Winter 2012-2013 enrollment increased 4.8% YoY to 11,489 students
12 (CHART) APOL STRA EDMC National American University (NAUH) Over the past several quarters, NAUH has reported healthy YoY enrollment growth rates, particularly when compared to those of its peers. CPLA Enrollment Comparison Source of enrollment figures: quarterly earnings releases from CPLA, EDMC, STRA, APOL, and NAUH
13 Factors Affecting Enrollment Growth Continued investment in the expansion and development of physical locations Dedicated focus on utilizing existing capacity Continued investment in the expansion of current academic programs and development of new academic programs Improved enrollment management system and recruiting processes Quality academic programming Economic conditions Timing of regulatory approvals for new locations and new programs
14 EXPANSION
15 Expansion Highlights FY 2010 FY 2011 FY 2012 FY 2013 Financial Investment Campus Expansion Focused Expenditures Vertical Growth
(CHART) Geographic Growth 37 Current Locations (includes pending in orange) Colorado - 4 Indiana - 1 Kansas - 3 Minnesota - 6 Missouri - 4 Nebraska - 1 Locations Pending Approvals Austin Graduate Center, TX Houston, TX Tigard, OR Planned Future Expansion (FY 2013) Seattle, WA NAU Locations 16 Note: Number of locations for fiscal years 2009, 2010, 2011 and 2012 include locations pending final approvals. 17 22 32 35 New Mexico - 2 Oklahoma - 1 Oregon - 1 South Dakota - 5 Texas - 9 38 Focusing on enrollment growth at existing locations in FY 2013 and beyond
17 Geographic Footprint Current locations Pending approvals Planned future locations NAU offers online programs in every U.S. state except Massachusetts and Rhode Island.
18 Online Growth Strategy Online Growth Strategy Support Centers Vertical Growth International Exposure Program Mix Strategic Alliances Strategically placed to maximize online enrollments in new markets Dedicated focus on utilizing existing capacity Strategic relationships and degree programs for international students High-demand programs designed for the future Increase enrollments and offer unique student opportunities Growth in Online and On-ground Credit Hours (CHART) Credit Hours
19 ACADEMICS
20 Academic Highlights/Focus Continued academic program expansion, including business, IT, and allied health at the undergraduate level Received approval from the Higher Learning Commission to begin offering five new doctoral-level courses in community college leadership Began offering first course in spring 2013 quarter and intend to offer others in coming summer and fall quarters Established the Roueche Graduate Center in Austin, Texas, which houses NAU's Harold D. Buckingham Graduate School, placing greater emphasis on master's and post-bachelor programs Continued growth in allied health and associate degree programs Continued focus on course completion, persistence and placement of graduates
21 Academic Breakdown for Winter '12-'13 Term Degree Offering Academic Area (CHART) (CHART)
22 Roueche Graduate Center Located in Austin, Texas Led by Dr. John E. Roueche, a nationally recognized authority in community college education Houses NAU's Harold D. Buckingham Graduate School Represents NAU's commitment to quality graduate programming NAU has received HLC approval to begin offering five new doctoral- level courses in community college leadership Dr. John E. Roueche President Community College Advisory Board Former Professor & Director, Community College Leadership Program and Sid W. Richardson Regents Chair, The University of Texas at Austin Goal: to better serve the graduate student community and continue pursuing additional graduate opportunities
23 NAU Community College Advisory Board Dr. George R. Boggs President and CEO Emeritus American Association of Community Colleges Dr. Donald W. Cameron President Emeritus Guilford Technical Community College Dr. Gerardo E. de los Santos President and Chief Executive Officer League for Innovation in the Community College Dr. Terry O'Banion (Chair) President Emeritus and Senior League Fellow League for Innovation in the Community College Dr. Margaretta B. Mathis (Secretary and Treasurer) Vice President, NAU Roueche Graduate Center Dr. Robert Paxton (Ex-officio member) President - Online Learning, NAU Dr. Samuel D. Kerr (Ex-officio member) Chief Operating Officer, NAUH This board serves as an advisory group on matters related to NAU's academic programs, services, and related initiatives in connection with community colleges. Dr. John E. Roueche (Ex-officio member) President, NAU Roueche Graduate Center Dr. Jerry Sue Thornton President, Cuyahoga Community College Dr. George A. Baker III Distinguished University Professor Emeritus North Carolina State University Dr. Christine Johnson McPhail Managing Partner, The McPhail Group and Emerita Professor, Morgan State University Contact: 8140 N. Mopac, Bldg. 4, Ste. 140, Austin, TX 78759
24 Accreditation & Regulatory Compliance Regional accreditation by the Higher Learning Commission and member of the North Central Association of Colleges and Schools Programmatic accreditation and approvals by various national educational and professional associations Continual evaluation of regulatory compliance by NAU senior management, including federal, state, and accrediting agency requirements
25 Accreditation & Academic Quality Colorado Board of Nursing Minnesota Board of Nursing Missouri State Board of Nursing Kansas State Board of Nursing South Dakota Board of Nursing National League for Nursing Accrediting Commission (NLNAC) Commission on Collegiate Nursing Education (CCNE) International Assembly for Collegiate Business Education (IACBE) Commission on Accreditation of Allied Health Education Programs (CAAHEP) American Bar Association (ABA) American Society of Health-System Pharmacists (ASHP) Committee on Veterinary Technician Education and Activities (CVTEA) State and Federally Sponsored Veterans Training Third-party Accreditation and Approvals Regional Accreditation by The Higher Learning Commission
*Represents students who received a grade in the course. The FY2013 Q3 statistics are preliminary numbers. 26 Academic Excellence (CHART) (CHART) *This is a preliminary number. Successful Course Completion High Student Term-to-Term Persistence
Rates as reported by responding students from inquiry made within 90 days of receiving the degree. 27 Graduate Employment Rate - Quarterly Average (CHART)
28 Cohort Default Rate (CDR) (CHART) NAU Cohort Default Rate vs. Proprietary Institutions (CHART) Audited 90/10 Rate** Compliance Threshold **Possible legislative action could include MTA and VA with Title IV in 90/10 calculation, which for FY 2012 would have resulted in a 3.5% increase in NAU's results. * * *Draft rates
29 FINANCIALS
History of Financial Growth (CHART) $ in USD thousands 30
31 Q3 Revenues and Cost of Educational Services (CHART) Q3 Results Q3 Results Q3 Results (in USD thousands) Q3 2013 (unaudited) Q3 2012 (unaudited) Revenue $32,055 $29,942 Cost of educational services $7,045 $6,952 SG&A $20,658 $21,040 (in millions) Q3 Revenue
(CHART) 32 Q3 Net Income and EBITDA (in millions) *Please see reconciliation of EBITDA to net income attributable to the Company in the press release dated April 3, 2013, available at www.national.edu/investorrelations. Q3 EBITDA Q3 Results Q3 Results Q3 Results (in USD thousands) Q3 2013 (unaudited) Q3 2012 (unaudited) Income before non-controlling interest and taxes $2,665 $1,174 Net income attributable to NAUH $1,599 $519 EBITDA* $4,363 $2,504
(CHART) (in millions) 33 Nine Months Revenues and Cost of Educational Services Nine Months Revenue Nine Months Results Nine Months Results Nine Months Results (in USD thousands) 9 Months 2013 (unaudited) 9 Months 2012 (unaudited) Revenue $96,014 $85,784 Cost of educational services $21,695 $20,222 SG&A $61,465 $57,202
(CHART) 34 Nine Months Net Income and EBITDA (in millions) *Please see reconciliation of EBITDA to net income attributable to the Company in the press release dated April 3, 2013, available at www.national.edu/investorrelations. Nine Months EBITDA Nine Months Results Nine Months Results Nine Months Results (in USD thousands) 9 Months 2013 (unaudited) 9 Months 2012 (unaudited) Income before non-controlling interest and taxes $7,129 $6,247 Net income attributable to NAUH $4,300 $3,485 EBITDA* $11,997 $9,533
Strong Balance Sheet 35 (in USD thousands) February 28, 2013 May 31, 2012 Cash and cash equivalents / available for sale investments $ 33,109 $ 30,575 Working capital $ 23,759 $ 24,585 Long-term debt $ 0 $ 0 Stockholders' equity $ 52,256 $ 50,712
Shareholder Friendly Dividend-paying company Dividend yield of 4.3% (CHART) 36
4.3% dividend yield* 37 Key Takeaways Continued Enrollment Growth (slides 10-13) Focus on Vertical Growth (slides 16-18) Shareholder Friendly (slide 36) Strong Financial Growth (slide 30) *At 4/8/2013
Contact Information: National American University Holdings, Inc. Dr. Ronald Shape 605-721-5220 rshape@national.edu Investor Relations Counsel The Equity Group Inc. Carolyne Yu 212-836-9610 cyu@equityny.com Adam Prior 212-836-9606 aprior@equityny.com 38 Thank You